                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     Each of the undersigned, being a director and/or officer of BB&T Corporation (the "Company"), hereby nominates, constitutes and appoints John A. Allison, Scott E. Reed and Jerone C. Herring, or any one of them severally, to be his or her true and lawful attorney-in-fact and to sign in his or her name and on his or her behalf in any and all capacities stated below, and to file with the Securities and Exchange Commission (the "Commission"), a Registration Statement on Form S-4 (the "Registration Statement") relating to the issuance of shares of the Company's common stock, $5.00 par value per share, in connection with the acquisition by the Company of Matewan BancShares, Inc., a Delaware corporation, and to file any and all amendments, including post-effective amendments on Form S-4 or other applicable form, to the Registration Statement, making such changes in the Registration Statement as such attorney-in-fact deems appropriate, and generally to do all such things on his or her behalf in any and all capacities stated below to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Commission.

     This Power of Attorney has been signed by the following persons in the capacities indicated on April 27, 1999.


       /s/ John A. Allison                                 /s/ Scott E. Reed
---------------------------------------  ---------------------------------------
Name:  John A. Allison                   Name:  Scott E. Reed
Title: Chairman of the Board and         Title: Senior Executive Vice President
       Chief Executive Officer                  and Chief Financial Officer
       (principal executive officer)            (principal financial officer)


       /s/ Sherry A. Kellett
---------------------------------------  ---------------------------------------
Name:  Sherry A. Kellett                 Name:  Paul Barringer
Title: Senior Executive Vice President   Title: Director
       and Controller
       (principal accounting officer)


       /s/ Alfred E. Cleveland           /s/ W. R. Cuthbertson, Jr.
---------------------------------------  ---------------------------------------
Name:  Alfred E. Cleveland               Name:  W. R. Cuthbertson, Jr.
Title: Director                          Title: Director


       /s/ Ronald E. Deal                /s/ A. J. Dooley, Sr.
---------------------------------------  ---------------------------------------
Name:  Ronald E. Deal                    Name:  A. J. Dooley, Sr.
Title: Director                          Title: Director



       /s/ Tom D. Efird                  /s/ Paul S. Goldsmith
---------------------------------------  ---------------------------------------
Name:  Tom D. Efird                      Name:  Paul S. Goldsmith
Title: Director                          Title: Director

       /s/ Dr. L. Vincent Hackley        /s/ Jane P. Helm
---------------------------------------  ---------------------------------------
Name:  Dr. L. Vincent Hackley            Name:  Jane P. Helm
Title: Director                          Title: Director



       /s/ Richard Janeway, M.D.         /s/ J. Ernest Lathem, M.D.
---------------------------------------  ---------------------------------------
Name:  Richard Janeway, M.D.             Name:  J. Ernest Lathem, M.D.
Title: Director                          Title: Director



       /s/ James H. Maynard
---------------------------------------  ---------------------------------------
Name:  James H. Maynard                  Name:  Joseph A. McAleer, Jr.
Title: Director                          Title: Director



       /s/ Albert O. McCauley            /s/ Richard L. Player, Jr.
---------------------------------------  ---------------------------------------
Name:  Albert O. McCauley                Name:  Richard L. Player, Jr.
Title: Director                          Title: Director


                                         /s/ Nido R. Qubein
---------------------------------------  ---------------------------------------
Name:  C. Edward Pleasants, Jr.          Name:  Nido R. Qubein
Title: Director                          Title: Director



       /s/ E. Rhone Sasser               /s/ Jack E. Shaw
---------------------------------------  ---------------------------------------
Name:  E. Rhone Sasser                   Name:  Jack E. Shaw
Title: Director                          Title: Director


       /s/ Harold B. Wells
---------------------------------------
Name:  Harold B. Wells
Title: Director